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                                                                    EXHIBIT 21.1

                                KIRBY CORPORATION

                    PRINCIPAL SUBSIDIARIES OF THE REGISTRANT

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                                                                                                        PLACE OF
                                                                                                      INCORPORATION
                                                                                                      -------------
KIRBY CORPORATION -- PARENT AND REGISTRANT.....................................................         Nevada

SUBSIDIARIES OF THE PARENT AND REGISTRANT
     Kirby Inland Marine, Inc. (1).............................................................         Delaware
     General Energy Corporation (1)............................................................         Delaware
     Kirby Exploration Company of Texas (1)....................................................         Delaware
     Kirby Terminals, Inc. (1).................................................................         Texas
     Sabine Transportation Company (1).........................................................         Delaware
     AFRAM Carriers, Inc. (1)..................................................................         Delaware
     Kirby Engine Systems, Inc. (1)............................................................         Delaware
     Kirby Tankships, Inc. (1).................................................................         Delaware
     Dixie Offshore Transportation Company (1).................................................         Delaware
     Mariner Reinsurance Company Limited (1)...................................................         Bermuda
     Oceanic Insurance Limited (1).............................................................         Bermuda

CONTROLLED CORPORATIONS
     Dixie Bulk Transport, Inc. (subsidiary of Dixie Offshore Transportation Company) (1)......         Delaware
     Western Towing Company (subsidiary of Kirby Inland Marine, Inc.) (1)......................         Texas
     Kirby Inland Marine, Inc. of Louisiana (subsidiary of Kirby Inland Marine, Inc.) (1)......         Delaware
     Kirby Inland Marine, Inc. of Texas (subsidiary of Kirby Inland Marine, Inc.) (1)..........         Delaware
     Kirby Inland Marine, Inc. of Mississippi (subsidiary of Kirby Inland Marine, Inc.) (1)....         Delaware
     Dixie Carriers, Inc. (subsidiary of Kirby Inland Marine, Inc.) (1)........................         Texas
     Marine Systems, Inc. (subsidiary of Kirby Engine Systems, Inc.) (1).......................         Louisiana
     Rail Systems, Inc. (subsidiary of Kirby Engine Systems, Inc.) (1).........................         Delaware
     Engine Systems, Inc. (subsidiary of Kirby Engine Systems, Inc.) (1).......................         Delaware
     Kirby Logistics Management, Inc. (subsidiary of Kirby Terminals, Inc.) (1)................         Delaware
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(1)  Included in the consolidated financial statements.